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Exhibit 99.1

        LETTER OF TRANSMITTAL

KINETIC CONCEPTS, INC.

offer for all outstanding
Series A 7 3/8% Senior Subordinated Notes due 2013
and the related guarantees
in exchange for
Series B 7 3/8% Senior Subordinated Notes due 2013
and the related guarantees
which have been registered under
the Securities Act of 1933, as amended,
pursuant to the prospectus dated            , 2003

          THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2003, UNLESS EXTENDED (SUCH TIME AND DATE, AS SO EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

The exchange agent for the exchange offer is:
U.S. Bank, N.A.

For all forms of delivery:

U.S. Bank, N.A.
60 Livingston Avenue
St. Paul, Minnesota 55197
Attention: Corporate Trust Department

Facsimile (for eligible institutions only):
(651) 495-8097

For confirmation call
(651) 495-3913

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS INDICATED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        The prospectus of Kinetic Concepts, Inc., a Texas corporation (the "Issuer") and certain subsidiaries of the Issuer (collectively the "Guarantors"), dated                        , 2003, as the same may be amended or supplemented from time to time (the "Prospectus"), and this letter of transmittal together constitute the Issuer's and the Guarantors' offer, referred to as the exchange offer, to exchange an aggregate principal amount of up to $205,000,000 of the Issuer's Series B 7 3/8% Senior Subordinated Notes due 2013, including the guarantees thereof by the Guarantors, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), for a like principal amount of the Issuer's issued and outstanding Series A 7 3/8% Senior Subordinated Notes due 2013, including the guarantees thereof by the Guarantors, (the "Old Notes"). Capitalized terms used but not defined in this letter of transmittal shall have the same meaning given to them in the Prospectus, as it may be amended or supplemented.

        This letter of transmittal is to be completed by a holder of Old Notes if either (a) a tender of Old Notes is to be made by book-entry transfer to the account of the exchange agent at The Depository Trust Company ("DTC"), pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Notes" and an agent's message, as defined below, is not delivered or (b) certificates for such Old Notes are to be forwarded herewith. Certificates or book-entry confirmation of the transfer of Old Notes into the exchange agent's accountant DTC, as well as this letter of transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this letter of transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. In connection with any tender of Old Notes by book-entry transfer, an agent's message may be delivered as part of the book-entry confirmation in lieu of this letter of transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Old Notes into the exchange agent's account at DTC. The term "agent's message" means a message transmitted to the exchange agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the letter of transmittal and that the Issuer and the Guarantors may enforce the letter of transmittal against such holder.

        If Old Notes are tendered pursuant to book-entry procedures, the exchange agent must receive, no later than 5:00 p.m., New York City time, on the expiration date, book-entry confirmation of the tender of the Old Notes into the exchange agent's account at DTC, along with a completed letter of transmittal or an agent's message.

        By crediting the Old Notes to the exchange agent's account at DTC and by complying with the applicable procedures of DTC's Automated Tender Offer Program, or ATOP, with respect to the tender of the Old Notes, including by the transmission of an agent's message, the holder of Old Notes acknowledges and agrees to be bound by the terms of this letter of transmittal, and the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this letter of transmittal as being applicable to it and such beneficial owners as fully as if such participant and each such beneficial owner had provided the information required herein and executed and transmitted this letter of transmittal to the exchange agent.

        Holders of Old Notes whose certificates for such Old Notes are not immediately available or who are unlikely to be able to deliver all required documents to the exchange agent on or prior to the expiration date or who cannot complete a book-entry transfer on a timely basis may tender their Old Notes according to the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures".

        DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        The undersigned has completed the appropriate boxes below and signed this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

        List below the Old Notes to which this letter of transmittal relates. The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed below, if they are not already set forth below, as they appear on the certificates representing such Old Notes. The certificate number(s) and the principal amount of Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes below. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate, signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Old Notes	Principal Amount Tendered**

Total:

*
Need not be completed if Old Notes are being tendered by book-entry transfer.

**
Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in the second column. See Instruction 4. Old Notes tendered hereby must be in denominations of $1,000 or any integral multiple thereof.

  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
DTC Account Number
Transaction Code Number

  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

Name(s) of Registered Holder(s)
Window Ticket Number (if any)
Date of Execution of Notice of Guaranteed Delivery
Name of Eligible Institution which Guaranteed Delivery
If Guaranteed Delivery is to be Made by Book-Entry Transfer:
Name of Tendering Institution
DTC Account Number
Transaction Code Number

  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*

Name:
Address:

*
You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate the total number required in the following space:                                .

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated above, upon the terms and subject to the conditions of the exchange offer. Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the exchange offer, including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Old Notes.

        The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact, with full knowledge that the exchange agent is also acting as agent of the Issuer and the Guarantors in connection with the exchange offer and as trustee under the indenture governing the Old Notes and the New Notes, with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such Old Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Issuer upon receipt by the exchange agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (2) present certificates for such Old Notes for transfer and to transfer the Old Notes on the books of the Issuer and (3) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the exchange offer.

        The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby, (2) the Issuer will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and other encumbrances, and (3) the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents requested by the Issuer or any Guarantor or the exchange agent to complete the exchange, sale, assignment and transfer of the Old Notes tendered hereby. The undersigned agrees to all of the terms and conditions of the exchange offer.

        The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer—Procedures for Tendering Old Notes" in the Prospectus and in the instructions accompanying this letter of transmittal will, upon the Issuer's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the exchange offer and that the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Old Notes accrued up to the date of issuance of the New Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Old Notes tendered hereby.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that the Issuer and the Guarantors have no obligation pursuant to "Special Delivery Instructions" to transfer any Old Notes from a registered holder thereof if the Issuer does not accept for exchange any of the principal amount of such Old Notes so tendered.

        By tendering Old Notes and executing this letter of transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuer or any of the Guarantors, (ii) any New Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned is not engaged in, does not intend to engage in and has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the New Notes and (iv) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations.

        The undersigned hereby acknowledges that (1) if the undersigned is a broker-dealer, such broker-dealer may not participate in the Exchange Offer unless it meets the eligibility requirements set forth in the Exxon Capital line of no-action letters of the SEC—specifically, the requirements that such broker-dealer (a) shall have acquired the Old Notes for its own account as a result of market-making activities or other trading activities and (b) shall not have entered into any arrangement or undertaking with the Company to distribute the New Notes—and that, in the event such broker-dealer meets the eligibility requirements set forth in the Exxon Capital line of no-action letters, such broker-dealer must comply with the prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and (2) any holder of Old Notes may not, under SEC policy as in effect on November 14, 2003, use the Exchange Offer to participate in a distribution of the New Notes.

        If the undersigned is not a broker-dealer, the undersigned hereby acknowledges that it is not engaged in, and does not intend to engage in, a distribution of the New Notes.

        If the undersigned is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities, the undersigned hereby acknowledges that it will deliver a prospectus that meets the requirements of the Securities Act in connection with any resale of New Notes received in respect of such Old Notes pursuant to the Exchange Offer. However, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this letter of transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus under "The Exchange Offer—Withdrawal Rights," this tender is irrevocable.

        The undersigned, by completing the box entitled "Description of Old Notes" above and signing this letter of transmittal, will be deemed to have tendered the Old Notes as set forth in such box.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instructions 2 and 7)

PLEASE SIGN HERE
(Please Complete Substitute Form W-9 on Page 14
or a Form W-8; See Instruction 11)

Signature(s) of Holder(s)

Date:

        (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Notes tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 7.)

Name(s):
(Please Print)
Capacity (full title):
Address:

Area Code and Telephone No.:
Taxpayer Identification Number:

GUARANTEE OF SIGNATURE(S)
(See Instruction 2)

Authorized Signature:
Name:
(Please Type of Print)
Title:
Name of Firm:
Address:	(Including Zip Code)
Area Code and Telephone No.:
Date:

  SPECIAL ISSUANCE
  (Signature Guarantee Required—See Instructions 2, 6, 8 and 15)

              TO BE COMPLETED ONLY if New Notes or Old Notes not tendered or not accepted are to be issued in the name of someone other than the registered holder(s) of the Old Notes whose signature(s) appear(s) above, or if Old Notes delivered by book-entry transfer and not accepted for exchange are to be returned for credit to an account maintained at DTC other than the account indicated above.

  Issue (check appropriate box(es))

  ☐ Old Notes to:

  ☐ New Notes to:

Name	(Please Print)
Address

(Include Zip Code)
Taxpayer Identification Number
☐ Credit unaccepted Old Notes tendered by book-entry transfer to the following account at DTC:

  SPECIAL DELIVERY INSTRUCTIONS
  (Signature Guarantee Required—
  See Instructions 2, 6, 8 and 15)

              TO BE COMPLETED ONLY if New Notes or Old Notes not tendered or not accepted are to be sent to someone other than the registered holder(s) of the Old Notes whose signature(s) appear(s) above, or to such registered holder at an address other than that shown above.

  Deliver (check appropriate box(es))

  ☐ Old Notes to:

  ☐ New Notes to:

Name	(Please Print)
Address

(Include Zip Code)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

        1.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This letter of transmittal is to be completed by a holder of Old Notes to tender such holder's Old Notes if either (a) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering Old Notes" in the Prospectus and an agent's message, as defined on page 2 hereof, is not delivered or (b) certificates are to be forwarded herewith. Certificates or book-entry confirmation of transfer of Old Notes into the exchange agent's account at DTC, as well as this letter of transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this letter of transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. If the tender of Old Notes is effected in accordance with applicable ATOP procedures for book-entry transfer, an agent's message may be transmitted to the exchange agent in lieu of an executed letter of transmittal. Old Notes may be tendered in whole or in part in integral multiples of $1,000.

        For purposes of the exchange offer, the term "holder" includes any participant in DTC named in a securities position listing as a holder of Old Notes. Only a holder of record may tender Old Notes in the exchange offer. Any beneficial owner of Old Notes who wishes to tender some or all of such Old Notes should arrange with DTC, a DTC participant or the record owner of such Old Notes to execute and deliver this letter of transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 7.

        Holders who wish to tender their Old Notes (i) whose certificates for the Old Notes are not immediately available or for whom all required documents are unlikely to reach the exchange agent on or prior to the expiration date, (ii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis or (iii) whose Old Notes have been surrendered to the trustee for redemption and replacement notes in the aggregate principal amount equal to the unredeemed portion have not yet been issued may tender their Old Notes by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by the Issuer, must be received by the exchange agent on or prior to the expiration date; and (iii) the certificates for the Old Notes, or a book-entry confirmation, together with a properly completed and duly executed letter of transmittal, or an agent's message in lieu thereof, with any required signature guarantees and any other documents required by this letter of transmittal, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of such notice of guaranteed delivery for all such tendered Old Notes, all as provided in "The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery" in the Prospectus.

        The notice of guaranteed delivery may be delivered, by an eligible institution, by telegram, telex, facsimile transmission, mail or hand delivery to the exchange agent, and must include a guarantee by an eligible institution in the form set forth in such notice of guaranteed delivery. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery on or prior to the expiration date. As used herein, "eligible institution" means a firm or other entity which is identified as an "Eligible Guarantor Institution" in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association.

        The method of delivery of certificates for the Old Notes, this letter of transmittal and all other required documents is at the election and sole risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No letters of a transmittal or Old Notes should be sent to the Issuer or any Guarantor. Delivery is complete when the exchange agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC's procedures does not constitute delivery to the exchange agent.

        The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a letter of transmittal or by causing the transmission of an agent's message, waives any right to receive any notice of the acceptance of such tender.

        2.    Guarantee of Signatures.    No signature guarantee on this letter of transmittal is required if:

  a.
  this letter of transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

  b.
  such Old Notes are tendered for the account of a firm that is an eligible institution.

In all other cases, an eligible institution must guarantee the signature(s) on this letter of transmittal. See Instruction 7.

        3.    Inadequate Space.    If the space provided in the box captioned "Description of Old Notes" is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate, signed schedule which is attached to this letter of transmittal.

        4.    Partial Tenders (not applicable to holders who tender by book-entry transfer).    If less than all the Old Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the "Principal Amount Tendered" column of the box entitled "Description of Old Notes" on page 3 of this letter of transmittal. In such case, new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent only to the holder of the Old Notes as promptly as practicable after the expiration date. All Old Notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. Tender of Old Notes will be accepted only in integral multiples of $1,000.

        5.    Withdrawal Rights.    Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective, a written notice of withdrawal must be timely received by the exchange agent at its address set forth above and in the Prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person that tendered the Old Notes to be withdrawn; identify the Old Notes to be withdrawn, including the total principal amount of Old Notes to be withdrawn; and, where certificates for Old Notes are transmitted, the name of the registered holder of the Old Notes, if different from that of the person withdrawing such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the exchange agent, then the tendering holder must submit the serial numbers of the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of Old Notes tendered for the account of an eligible institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and the notice of withdrawal must be delivered to the exchange agent. Withdrawals of tenders of Old Notes may not be rescinded; however, Old Notes properly withdrawn may again be tendered at any time on or prior to the expiration date by following any of the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Notes."

        All questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices will be determined by the Issuer and the Guarantors, in their sole discretion, which determination of such questions as well as their interpretation of the terms and conditions of the exchange offer (including this letter of transmittal) will be final and binding on all parties. None of the Issuer and the Guarantors, any of their respective affiliates or assigns, the exchange agent or any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will any of them be liable for failing to give any such notice.

        Withdrawn Old Notes will be returned to the holder after withdrawal. Old Notes tendered by book-entry transfer through DTC that are withdrawn will be credited to an account maintained with DTC. The Old Notes will be returned or credited to the account maintained at DTC as promptly as practicable after withdrawal. Any Old Notes which have been tendered for exchange but which are withdrawn will be returned to the holder thereof without cost to such holder.

        6.    Return of Unexchanged Old Notes.    If any tendered Old Notes are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Old Notes will be returned, or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the exchange offer.

        7.    Signatures on Letter of Transmittal, Assignments and Endorsements.    If this letter of transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

        If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal or facsimiles hereof as there are different registrations of certificates.

        If this letter of transmittal or any certificates, endorsements, bond powers, powers of attorney or any other document required by this letter of transmittal are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, must submit proper evidence satisfactory to the Issuer, in its sole discretion, of each such person's authority so to act.

        When this letter of transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate instruments of transfer or exchange are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or instruments of transfer or exchange must be guaranteed by an eligible institution.

        If this letter of transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer and the Guarantors or the trustee under the indenture for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

        8.    Special Issuance and Delivery Instructions.    If New Notes are to be issued in the name of a person other than the signer of this letter of transmittal, or if New Notes are to be sent to someone other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may instruct that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for Old Notes not exchanged will be returned by mail to the address of the signer of this letter of transmittal or, if the Old Notes not exchanged were tendered by book-entry transfer, such Old Notes will be returned by crediting the account indicated on page 3 above maintained at DTC. See Instruction 6.

        9.    Irregularities.    All questions regarding the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes will be determined by the Issuer and the Guarantors, in their sole discretion, which determination of such questions as well as their interpretation of the terms and conditions of the exchange offer will be final and binding on all parties. The Issuer and the Guarantors reserve the absolute right, in their sole and absolute discretion, to reject any tenders determined to be in improper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuer be unlawful. The Issuer and the Guarantors also reserve the absolute right, subject to applicable law, to waive at any time before the Expiration Date (1) as to all note holders (but in no event as to less than all note holders), any of the conditions of the exchange offer set forth in the Prospectus under "The Exchange Offer—Conditions to the Exchange Offer" or (2) any defects or irregularities in any tender of Old Notes by any holder, whether or not the Issuer and the Guarantors waived similar defects or irregularities in the case of other holders. A tender of Old Notes is invalid until all defects and irregularities have been cured or waived. None of the Issuer and the Guarantors, any of their respective affiliates or assigns, the exchange agent or any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will any of them be liable for failing to give any such notice.

        10.    Questions, Requests for Assistance and Additional Copies.    Questions regarding the procedure for tendering Old Notes and requests for assistance may be directed to the exchange agent at its address and telephone number set forth on the front of this letter of transmittal. Additional copies of the Prospectus, the letter of transmittal, the notice of guaranteed delivery and Forms W-8 (as defined in Instruction 11) may be obtained from the exchange agent at the address and telephone/ facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.

        11.    Backup Withholding; Substitute Form W-9; Forms W-8.    Under the United States federal income tax laws, interest paid to holders of New Notes received pursuant to the exchange offer may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number ("TIN"), certifies that the number provided is correct and further certifies that such holder is a U.S. person (as defined for U.S. federal income tax purposes) and that such holder is not subject to backup withholding as a result of a failure to report all interest or dividend income. Each holder that wants to avoid backup withholding should provide the exchange agent with such holder's correct TIN (or certify that such holder is awaiting a TIN) and certify that such holder is not subject to backup withholding by completing Substitute Form W-9 below.

        Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the exchange agent. Exempt holders (other than foreign persons), while not required to file Substitute Form W-9, should file Substitute Form W-9 and write "exempt" on its face to avoid possible erroneous backup withholding. Foreign persons not subject to backup withholding should complete and submit to the exchange agent a Form W-8BEN (Certificate of Foreign Status of Beneficial Owner For U.S. Withholding) and/or other applicable Form(s) W-8 (and any other required certifications) instead of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

        If backup withholding applies, the Issuer may be required to withhold at the applicable rate on interest payments made to a holder of New Notes. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a holder's U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

        To prevent backup withholding with respect to interest payments on the New Notes, a holder should notify the exchange agent of its correct TIN by completing the Substitute Form W-9 below and certifying on Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a holder is required to certify on Substitute Form W-9 that (i) it is exempt from backup withholding, or (ii) it is not subject to backup withholding due to prior underreporting of interest or dividend income, or (iii) the Internal Revenue Service (the "IRS") has notified the holder that the holder is no longer subject to backup withholding.

What Number to Give the Exchange Agent

        To avoid backup withholding with respect to interest payments on the New Notes, a holder is required to give the exchange agent the TIN of the registered holder of the New Notes. If such registered holder is an individual, the TIN is the taxpayer's social security number. For most other entities, the TIN is the employer identification number. If the New Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on what number to report. If the exchange agent is provided with an incorrect TIN, the holder may be subject to a $50 penalty imposed by the IRS.

        12.    No Conditional Tenders.    No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this letter of transmittal, shall waive any right to receive notice of the acceptance of Old Notes for exchange.

        None of the Issuer and the Guarantors, any of their respective affiliates or assigns, the exchange agent or any other person is under any obligation to give notice of any defect or irregularity with respect to any tender of Old Notes, nor will any of them incur any liability for failing to give any such notice.

        13.    Mutilated, Lost, Destroyed or Stolen Certificates.    If any certificate(s) representing Old Notes have been mutilated, lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

        14.    Security Transfer Taxes.    Except as provided below, holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, (i) New

Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered or (ii) a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder or such other person. The exchange agent must receive satisfactory evidence of the payment of such taxes or exemption therefrom or the amount of such transfer taxes will be billed directly to the tendering holder.

        Except as provided in this Instruction 15, it is not necessary for transfer tax stamps to be affixed to the Old Notes specified in this letter of transmittal.

        15.    Incorporation of Letter of Transmittal.    This letter of transmittal shall be deemed to be incorporated in any tender of Old Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this letter of transmittal on behalf of itself and the beneficial owners of any Old Notes so tendered.

REQUESTER'S NAME: U.S. BANK, N.A.

SUBSTITUTE		Please fill in your name and address below:
Form W-9		Name

Department of the Treasury Internal Revenue Service		Address (number, street, city, state and zip code)

Payer's Request for Taxpayer Identification Number ("TIN")		Please check the appropriate box: ☐ Individual Sole Proprietor ☐ Corporation ☐ Parternership ☐ Other _____________

	Part 1—PLEASE PROVIDE YOUR TIN, OR, IF YOU DO NOT HAVE A TIN, WRITE "APPLIED FOR," IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

Part 2—Certification—Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person.

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
SIGNATURE ________________________________ DATE ________________ , 2003

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature	Date	, 2003

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:			Give the name and social security number of—	For this type of account:		Give the name and employer identification number of—

1.	Individual		The individual	6.	Sole proprietorship	The owner(3)
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	A valid trust, estate, or pension trust	The legal entity(4)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	8.	Corporate	The Corporation
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	Partnership	The partnership
5.	Sole proprietorship		The owner(3)	11.	A broker or registered nominee	The broker or nominee
				12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments.	The public entity
(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
(continued)

Obtaining a Number

        If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5 Application for a Social Security Card at the local Social Administration office, or Form XX-4, Application for Employer Identification Number, by calling 1 (800) TAX FORM or visiting the IRS's Internet website at www.irs.gov, and apply for a number.

        If you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number, sign and date the form, and return it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the payer before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule until you provide your taxpayer identification number.

        NOTE: Writing "Applied For" means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

  •
  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

  •
  An international organization or any agency or instrumentality thereof.

  •
  A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  •
  A corporation

  •
  A financial institution

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  Any entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A foreign central bank of issue.

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

  •
  Payments of interest on obligations issued by individuals. Note: You will be subject to information reporting if this interest is $600 or more and may be subject to backup withholding if you have not provided your correct taxpayer identification number to the payer.

  •
  Payment of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage or student loan interest paid to you.

        Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

        Exempt payees described above must provide Form W-9 or a substitute From W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

        Privacy Act Notice—Section 6109 requires you to provide your correct taxpayer identification number to the payer, who must report the payments to the IRS. The IRS uses the numbers for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties also apply.

Penalties

(1)
Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to the payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not a willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information.—Willfully falsifying certification or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT
OR THE INTERNAL REVENUE SERVICE

QuickLinks

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instructions 2 and 7)
GUARANTEE OF SIGNATURE(S) (See Instruction 2)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Exchange Offer
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 (continued)